UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

______________

CYCLONE POWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-54449	26-0519058
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 NE 26th Ct. Pompano Beach, FL 33064

(Address of Principal Executive Office) (Zip Code)

(954) 943-8721

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

Cyclone Power Technologies Inc. (“The Company”, ”Cyclone”) sold most of its 73.72% investment in the WHE Generation Corp (“WHE”, “Whe Gen”) subsidiary to unrelated buyers effective September 30, 2014 under separation and stock repurchase agreements dated July 17, 2014 and September 30, 2014, respectively. Under the agreements, the Company retained a non-controlling 15.13% investment, which resulted in deconsolidation of WHE due to the loss of control over the WHE subsidiary. The transaction was recorded in accordance with ASC 810-10-40, wherein the Company recognized a gain on the sale of its investment in the amount of $2,443,506, and its remaining investment in the WHE subsidiary was recorded at the fair value of the WHE common stock held by the Company, which was $556,756 as of September 30, 2014.

As part of the separation agreement Whe Gen paid to the company $350,000, and is to pay $150,000 for the remainder of the company’s investment sold. Whe Gen also paid to TCA Global Master Credit Fund LP, the Company’s senior secured creditor, approximately $78,000 to fully retire that debenture and release all of the Company’s assets from its security interest. Whe Gen also paid to the Company an additional $24,000 in reimbursements, and transferred back to Cyclone 3,000,000 shares of treasury stock in Cyclone (valued at $210,000). Whe Gen also assumed a $50,000 liability, deferred revenue of approximately $10,000 and accepted the responsibility to complete an engine delivery contract (previously recorded as $290,000 deferred revenue by the Company) . The Company forgave an intercompany receivable of approximately $85,000. Additionally, the Company satisfied a liability of $17,550 via transferring 65,000 shares of its Whe Gen shares.

To raise funds pursuant to the separation agreement, Whe Generation Corp. in the “Seed” Round of financing commencing in July 2014, issued $ 350,000 of 6% convertible debt, maturing in 12 months, which were subsequently converted into common stock at $.12 per share as of September 30, 2014. In the common stock “A” funding WHE Generation Corp. raised $1,314,360 of common stock sales at $.27 per share as of September 30, 2014.

In connection with the Agreement, the Company and Whe Gen also amended its 2010 License Agreement (the “License”) to provide the Company with an initial non refundable license fee of $175,000 and on-going 5% royalties from Whe Gens sale of engines utilizing the licensed technology. This License is 20 years with two 10-year extensions. It is worldwide in territory and exclusive for the specific applications of stationary waste heat recovery (WHR) and waste-to-power (WtP).

The total losses of the Whe Gen subsidiary for the nine months ended September 30, 2014, for the year ended December 31, 2013 and cumulatively since inception were $696,831 and $157,266, and $ 828,531, respectively and were fully borne by the Company.

Effective September 30, 2014, Cyclone will account for its investment in Whe Gen using the cost method of accounting.  The following unaudited pro-forma presentation reflects Cyclone’s condensed balance sheet as of June 30, 2014 as if the Whe Gen transaction and corresponding deconsolidation and cost method of accounting occurred on June 30, 2014:

CYCLONE POWER TECHNOLOGIES, INC.

UNAUDITED PRO FORMA BALANCE SHEET

June 30, 2014

		Pro Forma Adjustments
		Reduction of
	June 30, 2014	Whe-Gen	Divestment and		June 30, 2014
	(Unaudited)	Assets and	Sale of		(Unaudited)
	As Reported	Liabilities	Whe Gen Shares		Pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$42,937	$225 [1]	$24,000	[12]	$67,162
Cash and cash equivalents	-		350,000	[3]	350,000
Accounts Receivable	-		175,000	[4]	175,000
Other receivables	-		150,000	[5]	150,000
Inventory, net	505,028	(25,196)[1]			479,832
Other current assets	32,851	(2)[1]	(7,500)[13]		25,349
Total current assets	580,816				1,247,343

PROPERTY AND EQUIPMENT
Furniture, fixtures, and equipment	502,562				502,562
Accumulated depreciation	(141,444)				(141,444)
Net property and equipment	361,118				361,118

OTHER ASSETS
Patents, trademarks and copyrights	581,788				581,788
Accumulated amortization	(215,334)				(215,334)
Net patents, trademarks and copyrights	366,454				366,454
Investment in Whe-Gen	-		556,756	[6]	556,756
Other assets	2,762				2,762
Total other assets	369,216				369,216

Total Assets	$1,311,150				$1,977,677

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$825,113	$(150,116)[1]	$(128,489)[7]		$546,508
Accounts payable and accrued expenses-related parties	539,754				539,754
Notes and other loans payable-current portion	204,814				204,814
Derivative liabilities	622,298				622,298
Intercompany payable	-	85,564 [1]	(85,564)[11]		-
Notes and other loans payable-related parties	785,004				785,004
Capitalized lease obligations-current portion	4,947				4,947
Deferred revenue and license deposits	416,441		(300,064)[8]		116,377
Total current liabilities	3,398,371				2,819,702

NON CURRENT LIABILITIES
Capitalized lease obligations-net of current portion	18,282				18,282
Notes and other loans payable-net of current portion	239,383				239,383
Total non-current liabilities	257,665				257,665

Total Liabilities	3,656,036				3,077,367

Commitments and contingencies

STOCKHOLDERS' DEFICIT
Series B preferred stock
Common stock	43,490				43,490
Additional paid-in capital	52,041,414				52,041,414
Treasury Stock	(210,000)	(210,000)[1]	(210,000)[9]		(210,000)
Prepaid expenses with common stock	(271,126)	(193,959)[1]			(77,167)
Stock subscription receivable	(6,000)				(6,000)
Accumulated deficit	(54,670,640)		1,751,237	[10]	(52,919,403)
Total stockholders' deficit-Cyclone Power Technologies Inc.	(3,072,862)				(1,127,666)
Non controlling interest in consolidated subsidiaries	727,976	(700,000)[2]			27,976
Total Stockholders' Deficit	(2,344,886)				(1,099,690)
Total Liabilities and Stockholders' Deficit	$1,311,150				$1,977,677

The following unaudited pro-forma presentations reflects Cyclone’s pro forma condensed statement of operations for the six months ended June 30, 2014 and for the year ended December 31 , 2013 as if the WHE GEN transaction and corresponding deconsolidation and cost method of accounting occurred at the beginning of each period:

CYCLONE POWER TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

		Pro Forma Adjustments
	Six Months Ended				Six Months Ended
	June 30, 2014	Reduction of	Divestment and		June 30, 2014
	(Unaudited)	Whe-Gen	Sale of		(Unaudited)
	As Reported	Expenses	Whe Gen Shares		Pro Forma

REVENUES	$140,527	$-	$175,000	[4]	$315,527

COST OF GOODS SOLD	85,877				85,877

Gross profit	54,650	-	175,000		229,650

OPERATING EXPENSES
Advertising and promotion	13,170	(1,000)			12,170
General and administrative	980,516	(196,664)	(85,564)[11]		698,288
Research and development	316,817	(158,510)			158,307

Total operating expenses	1,310,503	(356,174)	(85,564)		868,765

Operating income (loss)	(1,255,853)	356,174	260,564	[10]	(639,115)

OTHER INCOME (EXPENSE)
Other income (expense)	-	-	1,745,237		1,745,237
Derivative (expense) -notes payable	(179,509)	-	-		(179,509)
Interest (expense)	(851,975)	-	-		(851,975)

Total other income (expense)	(1,031,484)	-	1,745,237		713,753

Income (loss) before income taxes	(2,287,337)	356,174	2,005,801		74,638
Income taxes	-	-	-		-

Net income ( loss )	$(2,287,337)	$356,174	$2,005,801		$74,638

Net income ( loss) per common share, basic and diluted	$(0.01)				$0.00

Weighted average number of common shares outstanding	291,288,247				291,288,247

1 Represents reduction of assets and liabilities of Whe Gen on June 30, 2014.

2 Removal of non-controlling interest as of June 30, 2014.

3 Represents cash paid to Cyclone for sale of investment in Whe Gen.

4 WheGen is to pay the company an initial $175,000 non refundable license fee.

5 Whe Gen is to pay the company $150,000 for the balance of the investment sold.

6 Represents the fair value of the Company's 15.13% investment in Whe Gen.

7 Represents $78,489 liability paid and $ 50,000 liabilities assumed by Whe Gen.

8 Deferred liabilities assumed by Whe Gen

9 Treasury stock valued at $210,000 (3 million shares ) transferred back to the Company.

10 Pro forma gain on deconsolidation as of June 30, 2014, adjusted for balance sheet presentation.

11 Forgiveness of intercompany receivable from Whe Gen.

12 Reimbursement of Company expenses by Whe Gen.

13 Prepaid expense transferred to Whe Gen.

CYCLONE POWER TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

		Pro Forma Adjustments
	Year Ended			Year Ended
	December 31, 2013	Reduction of	Divestment and	December 31, 2013
	(Unaudited)	Whe-Gen	Sale of	(Unaudited)
	As Reported	Expenses	Whe Gen Shares	Pro Forma

REVENUES	$715,382	$-	$-	$715,382

COST OF GOODS SOLD	564,886			564,886

Gross profit	150,496	-	-	150,496

OPERATING EXPENSES
Advertising and promotion	11,401	-	-	11,401
General and administrative	2,100,104	(157,266)	(1,225)[1]	1,941,613
Research and development	772,795	-	-	772,795

Total operating expenses	2,884,300	(157,266)	(1,225)	2,725,809

Operating loss	(2,733,804)	157,266	1,225	(2,575,313)

OTHER INCOME (EXPENSE)
Other income (expense)	(11,268)	-	-	(11,268)
Derivative (expense) -notes payable	(122,532)	-	-	(122,532)
Interest (expense)	(923,939)	-	-	(923,939)

Total other income (expense)	(1,057,739)	-	-	(1,057,739)

Income (loss) before income taxes	(3,791,543)	157,266	1,225	(3,633,052)
Income taxes	-	-	-	-

Net ( loss ) income	$(3,791,543)	$157,266	$1,225	$(3,633,052)

Net loss per common share, basic and diluted	$(0.02)			$(0.01)

Weighted average number of common shares outstanding	244,175,319			244,175,319

1 Forgiveness of intercompany receivable from Whe Gen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CYCLONE POWER TECHNOLOGIES INC.

	By:	/s/ Frankie Fruge
Date: January 26, 2015,		Frankie Fruge President
Date: January 26, 2015		/s/ Bruce Schames Bruce Schames CFO